UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Proxy Results
34	Information About the Renewal of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets in 2011 were primarily driven by a “flight to quality” in which investors fled riskier assets due to adverse macroeconomic developments ranging from natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Ironically, despite the rating downgrade, long-term U.S.Treasury securities ended the year with double-digit total returns as investors flocked to traditional safe havens. Corporate-backed bonds also fared well, but to a lesser degree thanTreasuries, as investors sought competitive yields in a low interest-rate environment.

Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. In addition, we believe that long-term fundamentals currently appear to favor U.S. non-financial corporate credit, as well as emerging-markets local currency-denominated debt. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 7.75%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 7.90% for the same period.2

Mortgage-backed securities gained value during much of 2011 as investors flocked to traditional safe havens amid renewed economic weakness.The fund produced a slightly lower return than its benchmark, primarily due to fees and expenses that are not part of the Index return.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in privately issued commercial and residential pass-through securities, and other mortgage-related securities.

U.S. Government Securities Rallied Amid Economic Slump

Improved economic data and rising corporate earnings at the start of 2011 generally dampened returns from U.S. government securities, including mortgage-backed securities from government agencies. While confidence was shaken by political unrest in the Middle East and natural disasters in Japan, investors continued to favor riskier investments through the first quarter of the year.

Investor sentiment began to deteriorate in earnest later in the spring, when Greece appeared headed for default on its sovereign debt and the crisis spread to other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. These developments triggered a shift away from riskier assets toward traditional safe havens, causing prices of U.S. government securities to rise and their yields to fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

In response to the U.S. economy’s weak performance, the Federal Reserve Board (the “Fed”) implemented “Operation Twist,” a stimulative program designed to reduce long-term interest rates through massive purchases of long-term U.S.Treasury securities and sales of shorter-term bonds. These measures caused yield differences to narrow substantially along the U.S. government securities market’s maturity range, helping to produce sizable price gains for bonds at the longer end of the spectrum.

Economic data and investor confidence seemed to improve from October through December, when it became more apparent that the U.S. economic expansion remained intact and the European Union seemed to make some progress in addressing the region’s problems.As a result, long-term U.S. government securities gave back some of their previous gains by year-end.

Constructive Investment Posture Dampened Relative Results

The fund’s results compared to the benchmark were undermined in the spring by our expectations of a more robust U.S. economy, which led us to establish a mildly short average duration compared to the benchmark. This positioning prevented the fund from participating more fully in a subsequent market rally when economic conditions deteriorated further. In addition, the fund’s holdings of mortgage-backed securities from Fannie Mae and Freddie Mac weighed on relative results as bonds from these issuers lagged the securities from Ginnie Mae that comprise the fund’s benchmark.

The fund achieved better results from our security selection strategy. During much of the year, we emphasized higher coupon mortgages, which typically fare poorly when interest rates decline and prepayment activity intensifies. However, prepayment rates remained benign in 2011 due to depressed home values, tighter refinancing standards, and higher loan pricing among banks, enabling the fund to earn higher levels of income. We began to reduce the fund’s exposure to higher coupon mortgages in the fall, when it became clearer to us that possible intervention by the Fed in the mortgage-backed securities market and upcoming changes to the federal government’s housing policy including the Home Affordable Refinance Program might cause prepayment expectations to rise.

Positioned for a Slow-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as some of the concerns that weighed on investor sentiment in 2011 may be slow to recede. However, it appears to us that U.S. government securities ended the year reflecting expectations of continued economic weakness, and it seems unlikely that yields will fall significantly more in 2012. Consequently, we have positioned the fund defensively over the near term, including an average duration that is slightly shorter than market averages and an emphasis on mortgage-backed securities that, in our judgment, are less sensitive to increased prepayment risks.We remain optimistic over the longer term, as a reduced supply of mortgage-backed securities is likely to be met by robust demand from investors seeking competitive yields from high-quality bonds in a low interest-rate environment.

January 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement that may be terminated after May 1, 2012, in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not subject to fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Fund	7.75%	6.26%	5.35%
Barclays Capital GNMA Index	7.90%	6.95%	5.83%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus BASIC U.S. Mortgage Securities Fund on
12/31/01 to a $10,000 investment made in the Barclays Capital GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-
rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.All issues have at least one year to maturity and an outstanding par value of at least $100 million. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

Expenses paid per $1,000†	$3.35
Ending value (after expenses)	$1,042.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

Expenses paid per $1,000†	$3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
December 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—96.5%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.1%
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	142,158	130,313
Commercial Mortgage
Pass-Through Ctfs.—.3%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.84	3/6/20	325,000 [a,b]	313,249
Residential Mortgage
Pass-Through Ctfs.—.6%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	6.05	11/25/32	240,748 [a]	233,996
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	484,973	224,459
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.74	12/25/34	142,847 [a]	109,943
				568,398
U.S. Government Agencies/
Mortgage-Backed—95.4%
Federal Home Loan Mortgage Corp.:
4.00%			4,885,000[c,d]	5,124,670
4.00%, 12/1/40			756,537[d]	794,855
4.50%, 12/1/24			425,766[d]	458,289
Stripped Security, Interest Only Class,
REMIC, Ser. 1987, Cl. PI, 7.00%, 9/15/12			1,148[d,e]	21
Federal National Mortgage Association:
3.50%			225,000[c,d]	231,468
4.50%			6,347,000[c,d]	6,755,588
4.00%, 1/1/25			389,152[d]	410,666
5.00%, 1/1/18—5/1/39			295,835[d]	322,317
5.50%, 9/1/39			1,147,311[d]	1,260,111
6.00%, 4/1/35			279,855[d]	309,556
Government National Mortgage Association I:
3.50%			2,635,000[c]	2,752,750
4.00%			7,160,000[c]	7,682,456

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
4.50%	5,235,000[c]	5,705,332
5.00%	4,605,000[c]	5,101,477
6.00%	1,250,000[c]	1,415,039
6.50%	1,800,000[c]	2,048,062
4.00%, 1/15/41	716,743	771,932
4.50%, 5/15/39—10/15/40	4,747,655	5,211,148
5.00%, 5/15/33—3/15/41	4,377,553	4,874,349
5.50%, 6/15/20—9/15/39	5,834,212	6,604,747
6.00%, 10/15/19—9/15/39	2,288,684	2,602,568
6.50%, 9/15/31	3,571	4,140
7.00%, 1/15/24—2/15/24	17,489	20,259
7.50%, 12/15/23	4,248	4,946
8.00%, 1/15/22—12/15/22	85,700	99,203
8.50%, 1/15/20—3/15/22	18,112	18,469
9.00%, 11/15/19—11/15/22	5,021	5,223
9.50%, 9/15/19—10/15/20	2,628	2,645
Government National Mortgage Association II:
4.00%	5,935,000[c]	6,349,522
4.50%	9,845,000[c]	10,724,896
5.00%	8,020,000[c]	8,869,618
4.50%, 12/20/39—3/20/41	1,105,318	1,208,550
5.00%, 9/20/33—4/20/35	824,844	918,207
5.50%, 1/20/34—9/20/35	1,701,540	1,919,767
6.00%, 6/20/35—3/20/36	3,387,717	3,845,087
6.50%, 6/20/31—7/20/31	157,941	180,709
7.00%, 12/20/27—8/20/31	280,879	327,235
9.00%, 1/20/20—7/20/25	10,385	12,636
9.50%, 9/20/21—12/20/21	4,258	5,167
		94,953,680
U.S. Treasury Bonds—.1%
8.13%, 8/15/21	65,000	101,816
Total Bonds and Notes
(cost $93,134,245)		96,067,456

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Face Amount
	Covered by
Options Purchased—.0%	Contracts ($)		Value ($)
Call Options;
5-Year USD LIBOR-BBA,
February 2012 @ $1.43
(cost $32,560)	4,400,000	[f]	42,049

	Principal
Short-Term Investments—62.9%	Amount ($)		Value ($)
U.S. Government Agencies—51.2%
Federal Home Loan Bank,
Notes, 0.03%, 2/15/12	23,800,000		23,799,714
Federal Home Loan Bank,
Notes, 0.01%, 1/18/12	2,000,000		1,999,992
Federal Home Loan Banks,
Notes, 0.00%, 1/6/12	16,630,000	[g]	16,629,983
Federal Home Loan Mortgage Corp.,
Notes, 0.00%, 1/9/12	2,000,000	[d]	1,999,996
Federal National Mortgage
Association, Notes, 0.00%, 1/18/12	6,550,000	[d]	6,549,974
			50,979,659
U.S. Treasury Bills—11.7%
0.00%, 2/2/12	100,000	[h]	99,999
0.00%, 3/8/12	5,000	[h]	5,000
0.01%, 1/26/12	11,500,000		11,499,920
			11,604,919
Total Short-Term Investments
(cost $62,584,998)			62,584,578

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $141,556)	141,556[i]	141,556

Total Investments (cost $155,893,359)	159.5%	158,835,639
Liabilities, Less Cash and Receivables	(59.5%)	(59,254,037)
Net Assets	100.0%	99,581,602

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
USD—U.S. Dollar

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2011, this security was valued at $313,249 or .3% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Notional face amount shown.
f Non-income producing security.
g Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$16,629,983 and the value of the collateral held by the fund was $16,975,214, consisting of U.S. Government &
Agency Securities.
h Held by a broker as collateral for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	95.5	Asset/Mortgage-Backed	1.0
Short-Term/		Options Purchased	.0
Money Market Investments	63.0		159.5

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF FINANCIAL FUTURES
December 31, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2011	($)
Financial Futures Long
U.S. Treasury 10 Year Notes	54	7,080,750	March 2012	66,297

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2011

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options;
10-Year USD LIBOR-BBA,
February 2012 @ $2.15
(premiums received $32,560)	2,300,000[a]	(40,713)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	155,751,803	158,694,083
Affiliated issuers	141,556	141,556
Cash		2,822,085
Receivable for investment securities sold		890,111
Dividends and interest receivable		277,611
Receivable for shares of Beneficial Interest subscribed		221,974
Receivable for futures variation margin—Note 4		12,313
Prepaid expenses		15,509
		163,075,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		39,769
Payable for open mortgage dollar roll transactions—Note 4		54,760,908
Payable for investment securities purchased		8,553,054
Payable for shares of Beneficial Interest redeemed		74,698
Outstanding options written, at value (premiums received
$32,560)—See Statement of Options Written—Note 4		40,713
Accrued expenses		24,498
		63,493,640
Net Assets ($)		99,581,602
Composition of Net Assets ($):
Paid-in capital		96,876,870
Accumulated undistributed investment income—net		188,324
Accumulated net realized gain (loss) on investments		(484,016)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $66,297
net unrealized appreciation on financial futures)		3,000,424
Net Assets ($)		99,581,602
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		5,931,066
Net Asset Value, offering and redemption price per share ($)		16.79

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Interest	1,842,071
Dividends;
Affiliated issuers	1,520
Income from securities lending—Note 1(b)	123
Total Income	1,843,714
Expenses:
Management fee—Note 3(a)	471,550
Shareholder servicing costs—Note 3(b)	109,478
Auditing fees	45,474
Legal fees	36,748
Registration fees	25,904
Custodian fees—Note 3(b)	21,962
Trustees’ fees and expenses—Note 3(c)	14,582
Prospectus and shareholders’ reports	13,174
Loan commitment fees—Note 2	1,560
Miscellaneous	32,870
Total Expenses	773,302
Less—reduction in management fee due to undertaking—Note 3(a)	(260,801)
Less—reduction in fees due to earnings credits—Note 3(b)	(94)
Net Expenses	512,407
Investment Income—Net	1,331,307
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	2,975,222
Short sale transactions	(20,524)
Net realized gain (loss) on options transactions	70,998
Net realized gain (loss) on financial futures	312,320
Net Realized Gain (Loss)	3,338,016
Net unrealized appreciation (depreciation) on investments	1,119,468
Net unrealized appreciation (depreciation) on options transactions	(30,872)
Net unrealized appreciation (depreciation) on financial futures	103,514
Net Unrealized Appreciation (Depreciation)	1,192,110
Net Realized and Unrealized Gain (Loss) on Investments	4,530,126
Net Increase in Net Assets Resulting from Operations	5,861,433

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	1,331,307	2,179,221
Net realized gain (loss) on investments	3,338,016	1,873,152
Net unrealized appreciation
(depreciation) on investments	1,192,110	1,653,576
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,861,433	5,705,949
Dividends to Shareholders from ($):
Investment income—net	(1,415,308)	(2,448,757)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	30,781,247	5,689,694
Dividends reinvested	1,201,449	2,090,096
Cost of shares redeemed	(14,690,997)	(19,186,582)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	17,291,699	(11,406,792)
Total Increase (Decrease) in Net Assets	21,737,824	(8,149,600)
Net Assets ($):
Beginning of Period	77,843,778	85,993,378
End of Period	99,581,602	77,843,778
Undistributed investment income—net	188,324	147,053
Capital Share Transactions (Shares):
Shares sold	1,853,625	360,339
Shares issued for dividends reinvested	73,848	132,455
Shares redeemed	(902,749)	(1,213,221)
Net Increase (Decrease) in Shares Outstanding	1,024,724	(720,427)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.87	15.28	14.90	14.93	14.80
Investment Operations:
Investment income—net[a]	.27	.40	.52	.63	.69
Net realized and unrealized
gain (loss) on investments	.95	.64	.45	(.01)	.14
Total from Investment Operations	1.22	1.04	.97	.62	.83
Distributions:
Dividends from investment income—net	(.30)	(.45)	(.59)	(.65)	(.70)
Net asset value, end of period	16.79	15.87	15.28	14.90	14.93
Total Return (%)	7.75	6.88	6.58	4.27	5.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.99	.96	1.00	.95
Ratio of net expenses
to average net assets	.65	.65	.56	.59	.65
Ratio of net investment income
to average net assets	1.69	2.56	3.43	4.26	4.69
Portfolio Turnover Rate[b]	626.58	348.58	289.27	386.49	256.52
Net Assets, end of period ($ x 1,000)	99,582	77,844	85,993	79,929	88,728

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2011,
2010, 2009, 2008 and 2007, were 90.02%, 43.38%, 73.05%, 114.97% and 83.72%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	130,313	—	130,313
Commercial
Mortgage-Backed	—	313,249	—	313,249
Mutual Funds	141,556	—	—	141,556
Residential
Mortgage-Backed	—	568,398	—	568,398
U.S. Government
Agencies/
Mortgage-Backed	—	145,933,339	—	145,933,339
U.S. Treasury	—	11,706,735	—	11,706,735
Other Financial
Instruments:
Futures††	66,297	—	—	66,297
Options Purchased	—	42,049	—	42,049
Liabilities ($)
Other Financial
Instruments:
Options Written	—	(40,713)	—	(40,713)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011,The Bank of New York Mellon earned $66 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	12/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,870,000		98,036,701	99,765,145	141,556.1

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $188,324, accumulated capital losses $407,730 and unrealized appreciation $2,924,138.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, $348,802 of the carryover expires in fiscal 2014 and $58,928 expires in fiscal 2016.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $1,415,308 and $2,448,757, respectively.

During the period ended December 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $125,272 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until May 1, 2012, to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets.This agreement may be terminated after May 1, 2012, upon 90 days notice to shareholders. The reduction in management fee, pursuant to the undertaking, amounted to $260,801 during the period ended December 31, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2011, the fund was charged $47,195 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2011, the fund was charged $16,170 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $3,111 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $94.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $21,962 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $46,719, custodian fees $8,781, chief compliance officer fees $5,295 and transfer agency per account fees $4,946, which are offset against an expense reimbursement currently in effect in the amount of $25,972.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and options transactions, during the period ended December 31, 2011, of which $422,787,372 in purchases and $423,824,386 in sales were from mortgage dollar roll transactions.

	Purchases ($)	Sales ($)
Long transactions	509,180,634	494,931,364
Short sale transactions	2,643,200	2,622,676
Total	511,823,834	497,554,040

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. At December 31, 2011, there were no securities sold short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying finan-

cial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended December 31, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2010	2,150,000	32,250
Contracts written	2,620,000	187,160
Contracts terminated:
Contracts closed	164,000	117,905	82,208	35,697
Contracts expired	2,306,000	68,945	—	68,945
Total contracts terminated	2,470,000	186,850	82,208	104,642
Contracts Outstanding
December 31, 2011	2,300,000	32,560

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

    The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2011:

Average Market Value ($)
Interest rate futures contracts	8,358,857
Interest rate options contracts	18,329

At December 31, 2011, the cost of investments for federal income tax purposes was $155,894,505; accordingly, accumulated net unrealized appreciation on investments was $2,941,134, consisting of $3,246,374 gross unrealized appreciation and $305,240 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus BASIC U.S. Mortgage Securities Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Mortgage Securities Fund, including the statements of investments, financial futures and options written, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Mortgage Securities Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 28, 2012

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2011 as qualifying “interest related dividends”.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on May 31, 2011. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect Board Members:
Joseph S. DiMartino†	1,962,784		121,482
Philip L. Toia†	1,952,709		131,557
Robin A. Melvin†	1,958,380		125,886

† Each new Board member’s term commenced on May 31, 2011.

In addition Gordon J. Davis, Esq., David P. Feldman and Lynn Martin continue as Board members of the fund.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 12, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the four- and five—year periods when the fund’s performance was below the Performance Group and Performance Universe medians.

The Board also noted that the fund’s yield performance was at or below the Performance Group and Performance Universe medians for nine of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 1, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,961 in 2010 and $35,820 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      5,382 in 2010 and $12,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            3,692 in 2010 and $3,508 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $        0 in 2010 and $0 in 2011.

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(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $    28 in 2010 and $23 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,552,052 in 2010 and $20,226,638           in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

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                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	February 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)